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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 27, 2005
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                              AirNet Systems, Inc.
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             (Exact name of registrant as specified in its charter)

               Ohio                         1-13025              31-1458309
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(State or other jurisdiction of  (Commission File Number)       (IRS Employer
         incorporation)                                      Identification No.)

                   7250 Star Check Drive, Columbus, Ohio 43217
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               (Address of principal executive offices) (Zip Code)

                                 (614) 409-4900
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                   ------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

         Please see the discussion in "Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers" of this Current Report on Form 8-K regarding the compensation to be paid to Ray L. Druseikis who, on June 27, 2005, was appointed by the Board of Directors of AirNet Systems, Inc. ("AirNet") as the Vice President of Finance, Controller and Principal Accounting Officer of AirNet, effective June 30, 2005. Such discussion is incorporated herein by reference.

         Please see the discussion in "Item 8.01. Other Events" of this Current Report on Form 8-K regarding the changes in the compensation to be paid to Wynn
D. Peterson as a result of his promotion to Senior Vice President, Jetride Services, which was approved by the Board of Directors of AirNet on June 27, 2005, retroactive to June 17, 2005. Such discussion is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

          On June 27, 2005, AirNet received a letter from the New York Stock Exchange, Inc. ("NYSE") notifying AirNet of revised standards for continued listing on the NYSE that will become applicable to AirNet and other listed companies on July 29, 2005. In its notice, the NYSE stated that a review of the current financial condition of AirNet shows that AirNet is currently "below criteria" under such revised standards for continued listing because AirNet's total market capitalization is less than $75 million over a 30 trading-day period and AirNet's shareholders' equity is less than $75 million.

         AirNet does not believe that it can take steps which will permit it to satisfy the revised standards for continued listing on the NYSE. AirNet therefore believes that it is likely that the NYSE will take steps to delist AirNet after July 29, 2005.

         However, based upon discussions with officials of the NYSE, in light of the previously announced marketing process being led by Brown Gibbons Lang & Company, AirNet believes that the NYSE may postpone delisting AirNet for a period of time sufficient to allow AirNet to determine whether the marketing process is likely to result in the acquisition of AirNet by a third party.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On June 27, 2005, the AirNet Board of Directors approved the appointment of Ray L. Druseikis as Vice President of Finance, Controller and Principal Accounting Officer of AirNet, effective June 30, 2005. He will serve at the pleasure of AirNet's Board of Directors. He will receive an annual base salary of $125,000 and will be eligible to participate in AirNet's 2005 Incentive Compensation Plan (the "Incentive Plan"), which is described in
Exhibit 10.27 to AirNet's Annual Report on Form 10-K for the fiscal year ended December 31, 2004. The maximum percentage of base salary that Mr. Druseikis will be eligible to receive as incentive compensation under AirNet's Incentive Plan will be 50%, subject to achievement of his personal


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goals for the period from June 30 through December 31, 2005, and achievement by
AirNet of a designated level of pre-tax income for the fiscal year ending December 31, 2005.

         Mr. Druseikis, who is 53, had served as an independent consultant to AirNet from July 30, 2004 until his election as an officer of AirNet, providing assistance in the process of documenting and testing AirNet's internal control over financial reporting for purposes of satisfying the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. In his capacity as an independent consultant, Mr. Druseikis had been paid an aggregate amount of $39,848 for services rendered during the fiscal year ended December 31, 2004 and will be paid an aggregate amount of $64,896 (including $794 of expense reimbursements) for services rendered during the period from January 1, 2005 through June 29, 2005.

         Prior to joining AirNet, Mr. Druseikis had provided contract accounting and financial consulting services to publicly traded and privately owned companies since October 2002. In addition, from September 2003 to April 2004, he served as the Chief Financial Officer of SEA, Ltd., a privately owned forensic engineering services company. From February 2000 to March 2002, he served as Corporate Controller for The Dispatch Printing Company, a privately owned enterprise with varied business interests in media, real estate and venture capital. From January 1997 to February 2000, he served as Controller and Chief Accounting Officer for Crown NorthCorp Inc., a publicly traded real estate financial services company. Mr. Druseikis is a Certified Public Accountant. There are no family relationships between Mr. Druseikis and any of the directors or executive officers of AirNet.

         On June 30, 2005, AirNet issued a news release (the "June 30, 2005 Release") announcing the appointment of Mr. Druseikis. A copy of the June 30, 2005 Release is filed with this Current Report on Form 8-K as Exhibit 99.1 and the information related to Mr. Druseikis included in the June 30, 2005 Release is incorporated herein by reference.

Item 8.01.  Other Events.

         As disclosed in the Current Report on Form 8-K filed by AirNet on June 21, 2005, Wynn D. Peterson, who was then AirNet's Vice President, Strategic Planning and Analysis, assumed the operating responsibilities for AirNet's wholly-owned subsidiary Jetride, Inc. ("JetRide") upon the resignation of Robert
L. Austin as Senior Vice President, Jetride Services, effective June 17, 2005.

         On June 27, 2005, the Board of Directors of AirNet approved the promotion of Mr. Peterson to Senior Vice President, Jetride Services, which promotion was retroactive to June 17, 2005, reflecting when Mr. Peterson assumed his new operating responsibilities for Jetride.

         In connection with his promotion, the Compensation Committee approved changes in Mr. Peterson's compensation arrangements. Effective for the period beginning June 17, 2005, his annual base salary was increased from $150,000 to $215,000. In addition, the incentive compensation which Mr. Peterson may receive under the terms of AirNet's Incentive Plan was modified to include two components. He will be eligible to receive incentive compensation up to a maximum amount of $75,000 (50% of his $150,000 annual base salary prior to the increase)

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based on the level of achievement through June 30, 2005 of his personal goals in the position as Vice President, Strategic Planning and Analysis, and achievement by AirNet of a designated level of pre-tax income for the six months ended June 30, 2005. Any incentive compensation to which Mr. Peterson becomes entitled for the six-month period ended June 30, 2005 will be paid to Mr. Peterson in the first quarter of the fiscal year ending December 31, 2006. He will also be eligible to receive incentive compensation from zero to a maximum amount of $161,250 (75% of his $215,000 annual base salary after the increase) based on the level of achievement of personal goals related to the performance of Jetride for the period from July 1 through December 31, 2005, which will be defined and approved by the Compensation Committee no later than July 15, 2005, and achievement by Jetride, and AirNet, of designated levels of pre-tax income for the six months ending December 31, 2005. Payment of any incentive compensation to which Mr. Peterson becomes entitled in respect of the six-month period ending December 31, 2005 will be made to Mr. Peterson in the first quarter of the fiscal year ended December 31, 2006, provided he is actively employed by AirNet or one of its subsidiaries at the time the payment is made.

         The June 30, 2005 Release also announced the promotion of Mr. Peterson. The information related to Mr. Peterson included in the June 30, 2005 Release is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

         (a) and (b):  Not Applicable

         (c) Exhibits: The following exhibit is being filed with this Current Report on Form 8-K:

               Exhibit No.                      Description
               -----------                      -----------

                  99.1 News Release issued by AirNet Systems, Inc. on June 30, 2005

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AIRNET SYSTEMS, INC.


Dated:  July 1, 2005            By: /s/ Gary W. Qualmann
                                    --------------------------------------
                                         Gary W. Qualmann
                                         Chief Financial Officer,
                                         Treasurer and Secretary


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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               Dated July 1, 2005

                              AirNet Systems, Inc.

 Exhibit No.                             Description
 -----------                             -----------

    99.1           News Release issued by AirNet Systems, Inc. on June 30,
                   2005

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